                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  May 1, 2002
        ----------------------------------------------------------------
                                 Date of Report


                                 ENHERENT CORP.
        ----------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                          Commission File Number 0-23315


        Delaware                                  13-3914972

State or other jurisdiction              IRS Employer Identification
of Incorporation                                      No.



                           12300 Ford Rd., Suite 450
                              Dallas, Texas 75234
        ----------------------------------------------------------------
                    Address of Principal Executive Offices


                                (972) 243-8345
        ----------------------------------------------------------------
              Registrant's telephone number, including area code

Item 5.  Other Events.

    On April 30, 2002, enherent Corp. (the "Registrant") announced that that
Ronald E. Weinberg resigned from the Board of Directors.   Reference is made
to Mr. Weinberg's letter which is attached as Exhibit 99.1.




                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

enherent Corp.

Date:  May 2, 2002                     By: /s/  DAN S. WOODWARD
                                                -----------------------
                                                Dan S. Woodward
                                                Chairman and Chief
                                                Executive Officer

                                 EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------
99.1         Letter to the Board of Directors from Ronald E. Weinberg dated
             April 30, 2002.
99.2         Press Release issued by the Registrant dated May 1, 2002.